UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 23, 2017

814-00201
(Commission File Number)

MVC CAPITAL, INC.
(the "Fund")
(Exact name of registrant as specified in its charter)

DELAWARE, 943346760
(Jurisdiction of Incorporation) (IRS Employer Identification Number)

287 Bowman Avenue
2nd Floor
Purchase, NY 10577
(Address of registrant's principal executive office)

914-701-0310
(Registrant's telephone number)
_______________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events

On October 23, 2017, MVC Capital, Inc, announced that the Board has approved commencement of a cash tender offer in November to purchase up to $25 million of its common stock. The offer price per share will be determined prior to commencement of the offer based upon market and other factors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release of the Company, dated October 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVC CAPITAL, INC.

By:	/s/ Michael Tokarz
Michael Tokarz
Chairman

Dated: October 23, 2017

INDEX TO EXHIBITS

Exhibits

99.1	Press release of the Company, dated October 23, 2017